UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐Preliminary Proxy Statement

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☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to  ☐ 240.14a-11(c) or  ☐ 240.14a-2

Harmony Biosciences Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89931-P48489 HARMONY BIOSCIENCES HOLDINGS, INC. 630 WEST GERMANTOWN PIKE, SUITE 215 PLYMOUTH MEETING, PA 19462 HARMONY BIOSCIENCES HOLDINGS, INC. You invested in HARMONY BIOSCIENCES HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Vote Virtually at the Meeting* May 14, 2026 1:00 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/HRMY2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89932-P48489 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. The election of four Class III directors to serve until our 2029 annual meeting of stockholders and until their successors are duly elected and qualified. For Nominees: 01) Geno J. Germano 02) Troy Ignelzi 03) Ron Philip 04) Andreas Wicki, Ph.D. 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For 3. Non-binding, advisory vote on the compensation of our named executive officers pursuant to the SEC’s compensation disclosure rules. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.